                              FIRST AMENDMENT TO
                          TRO CONTRIBUTION AGREEMENT


                  THIS FIRST AMENDMENT TO TRO CONTRIBUTION AGREEMENT is made as of September 30, 1997 by and among PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust, PREIT ASSOCIATES, L.P., a Delaware limited partnership, PREIT-RUBIN, INC., a Pennsylvania corporation formerly known as The Rubin Organization, Inc., THE RUBIN ORGANIZATION-ILLINOIS, INC., an Illinois corporation, the persons identified on Schedule A hereto, and the entities identified on Schedule B hereto.

                                  Background

                  The parties hereto are parties to the TRO Contribution Agreement dated as of July 30, 1997 (the "Original Agreement").

                  The parties desire to enter into this Agreement to (i) correct a mutual mistake in the Original Agreement relating to the earn-out units issuable in the event that Closing occurs on or prior to September 30, 1997, (ii) modify the plan of contribution set forth in Exhibit 5.24 to the Original Agreement, (iii) amend certain provisions in Section 5.24 of the Original Agreement, and (iv) provide for a post-closing adjustment.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Original Agreement.

                  2.       Correcting Amendment.

                           (a)      The definition of "Base Earn-Out Units" set
forth in Section 2.1 of the Original Agreement is hereby amended by the insertion of the following clause between the number "5,000" and prior to the word "and" that follows the number "5,000":

                  ", Base Earn-Out Units for the Second Earn-
                  Out Period means 20,000, Base Earn-Out Units for the Third through Fifth Earn-Out Periods means 57,500,"




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                           (b)      The definition of "Maximum Earn-Out Units"
set forth in Section 2.1 of the Original Agreement is hereby amended by the insertion of the following clause between the number "32,500" and the word "and" that follows the number "32,500":

                  ", Maximum Earn-Out Units for the Second
                  Earn-Out Period means 130,000, Maximum Earn-
                  Out Units for the Third through Fifth Earn-
                  Out Periods means 167,500,"

                  3. Amendment relating to PREIT Contributions.

                           (a)      Exhibit 5.24 to the Original Agreement is
hereby deleted and replaced in its entirety with Exhibit 5.24 attached hereto.

                           (b)      The first sentence in Section 5.24 of the
Original Agreement is hereby amended by the insertion of the words "or its subsidiaries" immediately after the word "Partnership" where it appears in such sentence.

                           (c)      The second sentence in Section 5.24 of the
Original Agreement is hereby amended and restated in its entirety as follows:

                  "In exchange for such contribution, the Partnership shall issue: (i) to PREIT, a number of general partner interests in the Partnership equal to 1% of the sum of (x) the number of outstanding PREIT Shares as of the Closing, (y) the aggregate number of Class A Units issued on the Closing Date to the TRO Shareholders and TRO Affiliates pursuant to this Agreement and the Court at Oxford Valley Contribution Agreement and (z) the aggregate number of Class B Units of limited partner interest in the Partnership issued on the Closing Date and (ii) to PREIT Subsidiary, that number of Class A Units such that following such issuance PREIT Subsidiary owns a number of Class A Units equal to the number of outstanding PREIT Shares as of the Closing minus the number of general partner interests issued to PREIT pursuant to the foregoing subclause (i)."

                  4. Post-Closing Adjustment. Section 5 of the Original Agreement is hereby amended by the addition of a new Section 5.30 to read in its entirety as follows:

                           "Section 5.30  Statement of Working Capital; Post-
Closing Adjustment.

                           (a)      Prior to Closing, the TRO Shareholders shall
cause to be prepared and delivered to PREIT: (i) a statement of

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consolidated working capital (showing total current assets and total current liabilities, calculated and presented in accordance with GAAP, provided that the only accounts receivable of the Companies as of the Closing that shall be taken into account for this purpose shall be those that satisfy the requirements of Section 5.26 and that do not constitute rent roll receivables, tenant deposits or funds held on behalf of others and provided further that no account receivable with respect to the approximately $177,394 of development fees owed by Oxford Valley Road Associates to TRO as of the Closing Date shall be included as a current asset (all such accounts receivable that are includable in such calculation, collectively, the "Creditable Accounts Receivable")) for the Companies as of the Closing based upon TRO's good faith estimates of all such working capital items as of Closing and (ii) a statement listing each of the accounts receivable that are to be distributed prior to Closing in accordance with Section 5.20(a)(ii).

                           (b)      Following Closing, the Partnership shall
cause a statement of consolidated working capital for the Companies as of Closing (the "Working Capital Statement") to be prepared in accordance with GAAP (provided that the only accounts receivable of the Companies includable therein shall be Creditable Accounts Receivable which shall be valued at their net realizable value in accordance with GAAP, but with no reserve or other offset in respect of possible uncollectibility) and the Companies shall cooperate with the Partnership and its representatives in the preparation of such statement and provide full access to their respective books and records in connection therewith. The Partnership shall use all reasonable efforts to deliver a copy of the Working Capital Statement to TRO Liquidating L.L.C., a Delaware limited liability company, within 60 days of the Closing Date. Unless TRO Liquidating L.L.C. notifies the Special Committee within 10 days after receipt of the Working Capital Statement of any objections thereto (specifying in reasonable detail the basis therefor), such Working Capital Statement shall be deemed the definitive Working Capital Statement. If TRO Liquidating L.L.C. timely notifies the Special Committee of any such objection, TRO Liquidating L.L.C. and the Special Committee shall attempt in good faith to reach an agreement as to the matters in dispute. If TRO Liquidating L.L.C. and the Special Committee shall have failed to resolve such disputed matter within 10 business days after receipt of timely notice of such objection, then any such disputed matter shall, at the instance of the Special Committee or TRO Liquidating L.L.C., be submitted to and resolved by any nationally recognized accounting firm mutually acceptable to the Special Committee and TRO Liquidating L.L.C. The fees and expenses of such accounting firm incurred in resolving the disputed matters shall be equitably apportioned by such accountants based upon the extent to which the Special Committee, on the one hand, or TRO Liquidating L.L.C., on the other hand, is

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determined by such accountants to be the prevailing party in the resolution of such disputed matters. The Working Capital Statement shall, after resolution of any disputes pursuant to this Section 5.30(b), be deemed to be the definitive Working Capital Statement.

                           (c)      If there is a Net Deficit (as defined below)
as of the Closing Date, determined based upon the definitive Working Capital Statement, then the TRO Shareholders shall cause TRO Liquidating L.L.C. either
(i) to pay TRO cash in an amount equal to the aggregate amount of the Net Deficit or (ii) to assign to TRO, free and clear of all Encumbrances, an amount of fully-collectible accounts receivable that satisfy the requirements of Section 5.26 and that were distributed out of TRO prior to Closing in accordance with Section 5.20(a) equal to the aggregate amount of the Net Deficit, and such accounts receivable shall thereafter be subject to the collectibility guarantee of the TRO Shareholders set forth in Section 5.29(b). If there is a Net Surplus (as defined below) as of the Closing Date, determined based upon the definitive Working Capital Statement, then the Partnership shall pay TRO Liquidating L.L.C. cash in an amount equal to the aggregate amount of such Net Surplus.

                           (d)      Any payment or assignment pursuant to
subparagraph (c) above shall be made within 5 days following the date on which the Working Capital Statement becomes the definitive Working Capital Statement as contemplated above, provided, however, that if at any time prior to the time the Working Capital Statement becomes definitive the Special Committee and TRO Liquidating L.L.C. mutually agree that following final determination of the Working Capital Statement (and the relevant calculation based thereon) a payment or an assignment will be required to be made pursuant to subparagraph (c), the amount of such payment or assignment that the parties do not dispute shall then be paid.

                           (e)      Payments made pursuant to this Section 5.30
shall be made by certified check or wire transfer of immediately available funds in accordance with instructions provided by the party to be paid.

                           (f)      For purposes of this Section 5.30, "Net
Deficit" means the excess, if any, of (x) the sum of the amounts described in
Section 3.9(b)(II) and Section 3.9(b)(IV) through (IX) over (y) the total current assets (i.e., cash, cash equivalents and accounts receivable) of the Companies, the amount of such current assets and the current liabilities described in subclause (VI) being calculated in accordance with GAAP (provided that the only accounts receivable of the Companies includable therein shall be Creditable Accounts Receivable, which shall be valued at their net realizable value in accordance with GAAP, but with no reserve or other offset in respect of possible

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uncollectibility), and "Net Surplus" means the excess, if any, of (i) the total current assets (i.e., cash, cash equivalents and accounts receivable) of the Companies as of the Closing over (ii) the sum of the amounts described in
Section 3.9(b)(II) and Section 3.9(b)(IV) through (IX), the amount of such current assets and the current liabilities described in subclause (VI) being calculated in accordance with GAAP (provided that the only accounts receivable of the Companies includable therein shall be Creditable Accounts Receivable, which shall be valued at their net realizable value in accordance with GAAP, but with no reserve or other offset in respect of possible uncollectibility).

                           (g)      The provisions of this Section 5.30 shall in
no way limit or alter any of the representations, warranties and covenants of the parties made herein and following the preparation of the Working Capital Statement and the payment of any amounts due pursuant to this Section 5.30, PREIT and the Partnership shall continue, inter alia, to have all rights available to them pursuant to Section 10 hereof.

                           (h)      Notwithstanding anything to the contrary in
this Agreement, TRO shall not distribute, assign or otherwise transfer on or prior to Closing any rights it has to be paid approximately $177,394 of development fees by Oxford Valley Road Associates."

                  5. Schedule C. Schedule C to the Original Agreement is hereby deleted and replaced in its entirety with Schedule C attached hereto.

                  6. Schedule 10.1. The Original Agreement is hereby amended by the addition of Schedule 10.1 in the form attached hereto.

                  7. Confirmation. The Original Agreement, as amended hereby, is ratified and confirmed in all respects.

                  IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement, all as of the date first above written.

                       PENNSYLVANIA REAL ESTATE
                            INVESTMENT TRUST


                       By: /s/ Jonathan B. Weller
                           ----------------------
                            Name:
                            Title:



                       PREIT ASSOCIATES, L.P.

                            By:  Pennsylvania Real Estate
                                 Investment Trust, its
                                 general partner

                                By: /s/ Jonathan B. Weller
                                   ------------------------
                                    Name:
                                    Title:



                       PREIT-RUBIN, INC.


                            By: /s/ Ronald Rubin
                                ------------------
                                 Name:
                                 Title:


                            THE RUBIN ORGANIZATION-ILLINOIS,
                                 INC.


                            By: /s/ Alan Feldman
                                -------------------
                                 Name:
                                 Title:

                                  SCHEDULE A
                                      to
                                FIRST AMENDMENT
                                      TO
                          TRO CONTRIBUTION AGREEMENT


                  Each Current TRO Shareholder, by executing this Schedule A, evidences that such person has become a party to, and is bound by, the First Amendment to TRO Contribution Agreement.

                  All signatures need not appear on the same copy of this Schedule A.


/s/ Ronald Rubin                            */s/ Joseph Straus, Jr.
------------------------------              ----------------------------
    Ronald Rubin                                 Joseph Straus, Jr.


*/s/ George Rubin                           */s/ Alan Feldman
------------------------------              ----------------------------
     George Rubin                                Alan Feldman


*/s/ Leonard Shore                          */s/ Doug Grayson
------------------------------              ----------------------------
     Leonard Shore                               Doug Grayson


*/s/ Joseph Coradino                        */s/ Eric Mallory
------------------------------              ----------------------------
     Joseph Coradino                             Eric Mallory


*/s/ Lewis Stone                            */s/ James Paterno
------------------------------              ----------------------------
     Lewis Stone                                 James Paterno


*/s/ Gerry Broker                           */s/ Judith Garfinkel
------------------------------              ----------------------------
     Gerry Broker                                Judith Garfinkel


*/s/ Patricia Berns                         */s/ David Bryant
------------------------------              ----------------------------
     Patricia Berns                              David Bryant


/s/ Edward Glickman                         */s/ Susan Valentine
------------------------------              ----------------------------
    Edward Glickman                              Susan Valentine


* By: /s/ Edward Glickman
------------------------------
          Attorney-in-Fact

                                  SCHEDULE B
                                      to
                                FIRST AMENDMENT
                                      TO
                          TRO CONTRIBUTION AGREEMENT

                  Each Former TRO Debtholder, by executing this Schedule B, evidences that it has become a party to, and is bound by, the First Amendment to TRO Contribution Agreement.

                  All signatures need not appear on the same copy of this Schedule B.


                                               DELAWARE ASSOCIATES


                                               /s/ Ronald Rubin
                                               -----------------------------
                                               Ronald Rubin, General Partner



                                               RICHARD I. RUBIN & CO., INC.


                                               By:  /s/ George Rubin
                                                    ------------------------
                                                        Name:
                                                        Title:


                                               RR LOANCO ASSOCIATES


                                               By:  Richard I Rubin & Co.,
                                                    Inc., its Managing Partner


                                               By:  /s/ George Rubin
                                                    ------------------------
                                                         Name:
                                                         Title: